CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Hartford Mutual Funds, Inc. of our report dated December 29, 2020, relating to the financial statements and financial highlights, which appears in The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Value Fund and The Hartford Small Company Fund Annual Report on Form N-CSR for the year ended October 31, 2020. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial Highlights” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 25, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Hartford Mutual Funds, Inc. of our report dated December 29, 2020, relating to the financial statements and financial highlights, which appears in Hartford Climate Opportunities Fund, Hartford Emerging Markets Equity Fund, Hartford Global Impact Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund and The Hartford International Value Fund Annual Report on Form N-CSR for the year ended October 31, 2020. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial Highlights” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 25, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Hartford Mutual Funds, Inc. of our report dated December 29, 2020, relating to the financial statements and financial highlights, which appears in The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Income Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund and The Hartford World Bond Fund Annual Report on Form N-CSR for the year ended October 31, 2020. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial Highlights” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 25, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Hartford Mutual Funds, Inc. of our report dated December 29, 2020, relating to the financial statements and financial highlights, which appears in The Hartford Balanced Income Fund, Hartford AARP Balanced Retirement Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Global Real Asset Fund, The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund and Hartford Multi-Asset Income and Growth Fund Annual Report on Form N-CSR for the year ended October 31, 2020. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial Highlights” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 25, 2021